                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           ------------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):
                         October 27, 1995
                         ----------------

                      GREENTREE SOFTWARE, INC
                      -----------------------
         (Exact Name of Registrant as Specified in Charter)

                            NEW YORK
                            --------
            (State or Other Jurisdiction of Incorporation)

        0-11791                                   13-2897997
        -------------------------------------------------------
        (Commission File Number)               (IRS Employer
                                             Identification No.)

         2801 Fruitville Road, Suite 180, Sarasota, FL 34237
         ------------------------------------------------------
         (Address of Principal Executive Offices)    (Zip Code)


         Registrant's telephone number, including area code:
                         (941) 954-2210
                         --------------

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ITEM 5. OTHER EVENTS.

     On October 27, 1995 the Registrant sold 1,344,216 shares of Common Stock to one investor and received proceeds of $537,686. The Registrant is continuing its efforts to sell up to an additional 6,155,784 shares at $.40 in a private placement.

     As previously reported, the Registrant, which is not in full compliance with all requirements of the National Association of Securities Dealers, Inc. (the NASD) for continued listing of the Common Stock in the NASDAQ System, has been granted an exception to these requirements through November 30, 1995. If the Registrant does not complete the private placement by November 30, 1995, or should the Registrant otherwise not be in compliance with the NASD maintenance criteria, the Common Stock would be subject to deletion from the NASDAQ System.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b)  PROFORMA FINANCIAL INFORMATION


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENTREE SOFTWARE, INC.


                                       By:    /s/ Jeffrey Pinkerton
                                              ---------------------
                                       Name:  Jeffrey Pinkerton
                                              ---------------------
                                       Title: Vice President
                                              ---------------------

Dated: November 10, 1995

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (b) PROFORMA FINANCIAL INFORMATION

                         GREENTREE SOFTWARE, INC.
                         PROFORMA BALANCE SHEETS
                                (Unaudited)

                                                                August 31, 1995
                                                       ---------------------------------
                                                                                PRO
                                                          ACTUAL              FORMA (1)
                                                       ------------         ------------
     ASSETS
CURRENT ASSETS:
  Cash                                                 $     32,524         $    570,210
  Certificates of deposit                                    --                  --
  Accounts receivable, net                                   77,764               77,764
  Inventory                                                  13,215               13,215
  Prepaid expenses                                           15,755               15,755
                                                       ------------         ------------
Total Current Assets                                        139,258              676,944

PROPERTY AND EQUIPMENT:
  Leasehold improvements                                     33,205               33,205
  Furniture, fixtures, and equipment                        449,494              449,494
                                                       ------------         ------------
                                                            482,699              482,699
  Less: Accumulated depreciation                            286,853              286,853
                                                       ------------         ------------
                                                            195,846              195,846
OTHER ASSETS
  Customer list (net of allowance)                           56,005               56,005
  Deferred software development costs, net                  534,674              534,674
  Security deposits                                          32,055               32,055
  Other                                                      70,672               70,672
                                                       ------------         ------------
                                                            693,406              693,406
                                                       ------------         ------------
TOTAL ASSETS                                           $  1,028,510         $  1,566,196
                                                       ------------         ------------
                                                       ------------         ------------

     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                     $    362,435         $    362,435
  Notes payable                                              --                   --
  Accrued expenses                                          481,682              513,943
  Deferred income                                           169,567              169,567
                                                       ------------         ------------
Total Current Liabilities                                 1,013,684            1,045,945

TOTAL LIABILITIES                                         1,013,684            1,045,945

STOCKHOLDERS' EQUITY:
  Common Stock, $.04 par value, authorized                  190,019              243,788
   15,000,000 shares issued 4,750,474 and
   6,094,690, and, outstanding 4,721,790 and
   6,066,006, respectively
  Additional paid-in capital                             11,447,237           11,898,893
  Accumulated deficit                                   (11,533,398)         (11,533,398)
                                                       ------------         ------------
                                                            103,858              609,283
  Less: 28,684 treasury stock, at cost                      (89,032)             (89,032)
                                                       ------------         ------------
                                                             14,826              520,251
                                                       ------------         ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $  1,028,510         $  1,566,196
                                                       ------------         ------------
                                                       ------------         ------------

NOTE (1): The Proforma Balance Sheet reflects the sale of common stock reported in this filing as if the transaction had occurred on August 31, 1995